UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2024
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Listing Rule or Standard; Transfer of Listing.

On April 12, 2024, Daniel Donovan resigned from the Audit Committee of the Board of Directors (the “Board”) of Intensity Therapeutics, Inc. (the “Company”) prior to the Company entering into a non-material transaction with a service organization controlled by Mr. Donovan. Mr. Donovan remains on the Board and a member of the Board’s Compensation Committee and Nominating and Corporate Governance Committee.

The Company notified The Nasdaq Stock Market LLC ("Nasdaq") of Mr. Donovan’s resignation. Pursuant to Nasdaq Listing Rule 5605(c)(2)(A), a listed company must have an audit committee of at least three members, each of whom must be an Independent Director as defined under Nasdaq Listing Rule 5605(a)(2) and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act). With Mr. Donovan’s resignation from the Audit Committee, the Audit Committee is currently comprised of only two members, each of whom meets the independence requirements set forth in Nasdaq Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Exchange Act. As a result, on April 18, 2024, the Company received a letter (the "Letter") from Nasdaq notifying the Company that, as a result of the resignation of Daniel Donovan from the Audit Committee, the Company is not in compliance with Nasdaq’s audit committee composition requirements as set forth in Nasdaq Listing Rule 5605.

The Letter further provides that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605, which cure period will expire the earlier of the Company's next annual stockholders' meeting or April 14, 2025; or if the next annual stockholders' meeting is held before October 9, 2024, then the cure period will expire on October 9, 2024.

The Company intends to appoint within the cure period another member to its Board that will qualify and serve on the Audit Committee.

If the Company does not regain compliance within the cure period, Nasdaq will provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a hearings panel. The Company is in the process of reviewing and evaluating potential options to regain compliance with Nasdaq audit committee requirements as set forth in Nasdaq Listing Rule 5605 within the cure period provided by Nasdaq. However, there can be no assurance the Company will regain compliance with Nasdaq Listing Rule 5605 or maintain compliance with other Nasdaq Listing Rules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 19, 2024

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer
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